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                                   EXHIBIT 1
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                                   AGREEMENT

               In accordance with Reg. S. 13d-1(f)(1), each of the undersigned hereby agrees that Hutchison Whampoa Limited shall file on behalf of each of them this Schedule 13D relating to the Common Stock, $0.008 par value, in priceline.com Incorporated, to which this Agreement is an Exhibit and such statements and amendments thereto as may be required to be filed with the United States Securities and Exchange Commission.

     Dated:  February 23, 2001


                                     FOR AND ON BEHALF OF
                                     HUTCHISON WHAMPOA LIMITED

                                     By: /s/ Frank J. Sixt
                                         ---------------------------------------
                                         Name:  Frank J. Sixt
                                         Title: Director


                                     FOR AND ON BEHALF OF
                                     FORTHCOMING ERA LIMITED

                                     By: /s/ Frank J. Sixt
                                         ---------------------------------------
                                         Name:  Frank J. Sixt
                                         Title: Director

                                     FOR AND ON BEHALF OF
                                     CHEUNG KONG (HOLDINGS) LIMITED

                                     By: /s/ Ip Tak Chuen, Edmond
                                         ---------------------------------------
                                         Name:  Ip Tak Chuen, Edmond
                                         Title: Director


                                     FOR AND ON BEHALF OF
                                     PRIME PRO GROUP LIMITED

                                     By: /s/ Ip Tak Chuen, Edmond
                                         ---------------------------------------
                                         Name:  Ip Tak Chuen, Edmond
                                         Title: Director

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